UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 21, 2020

USA CAPITAL MANAGEMENT, INC

(Exact name of registrant as specified in its charter)

Puerto Rico	000-55309	47-2128828
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

404 Avenida Constitucion # 208 San Juan, Puerto Rico 00901-2251

(Address of Principal Executive Offices)

787-900-5048

(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Ticker symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

☐ Emerging growth company

☐ If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 4.01. Changes in Registrant’s Certifying Accountant.

(a) Dismissal of Independent Registered Public Accounting Firm.

On February 17, 2020 (the “Effective Date”), USA Capital Management, Inc. (the “Company”) was informed by its independent registered public accounting firm, Hall & Co, that the client auditor relationship between the Company and Hall & Co. has ceased. As a result, on the Effective Date, resigned as the Company’s independent registered public accounting firm. The Company has commenced a comprehensive selection process to determine the Company’s new independent registered public accounting firm for the fiscal years ending December 31, 2018 and December 31, 2019. The Company will file a Current Report on Form 8-K to report its engagement of a successor independent registered public accounting firm as required by Item 4.01 of Form 8-K

Hall & Co did not issue an audit report on the Company’s financial statement for the fiscal year ended December 31, 2018. The audit reports of Benjamin Young and Anton & Chia, LLP on the consolidated financial statements of the Company for each of the two fiscal years ended December 31, 2017 and December 31, 2016 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company’s two fiscal years ended December 31, 2017 and December 31, 2016, (i) there were no disagreements with Benjamin Young, LLP and Anton Chia, LLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures that, if not resolved to Benjamin Young LLP and Anton & Chia, LLP’s satisfaction, would have caused Benjamin Young, LLP and Anton Chia, LLP to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events” as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Hall & Co. with a copy of the disclosures in this report prior to filing with the Securities and Exchange Commission (the “SEC”). A copy of Hall & Company CPA’s Inc.’s letter dated February 19, 2020 to the SEC, stating whether it agrees with the statements made in this report, is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No. Description

16.1 Letter from Hall & Co to the Securities and Exchange Commission dated February 19, 2020.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

USA Capital Management, Inc.

Dated: February 21, 2020	By:	/s/ Richard Meruelo
Chief Executive Officer and Chief Financial Officer